OCEAN'S FINEST
COLORADO
VALET PARKING

Q4 2023 EARNINGS RELEASE & SUPPLEMENTAL INFORMATION

TABLE OF CONTENTS

Cousins Properties	1	Q4 2023 Supplemental Information
Pictured Above: Domain 9, Austin, TX
Pictured on Cover: 300 Colorado, Austin, TX
Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2023. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; future occupancy or volume and velocity of leasing activity; entry into new markets, changes in existing market concentrations, or exits from existing markets; future changes in interest rates and liquidity of capital markets; and all statements that address operating performance, events, investments, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders.
Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, developments, investments, or dispositions; the effect of common stock or operating partnership unit issuances, including those undertaken on a forward basis; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Tampa,
Charlotte, Phoenix, Dallas, and Nashville, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; threatened terrorist attacks or sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy in regard to our real estate assets which may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the preferences of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition or liquidity of one or more of our tenants;
volatility in interest rates (including the impact upon the effectiveness of forward interest rate contract arrangements) and insurance rates; inflation;
competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); supply chain disruptions, labor shortages, and increased construction costs; risks associated with security breaches through cyberattacks, cyber intrusions or otherwise, as well as other significant disruptions of our information technology networks and related systems, which support our operations and our buildings; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements, including the
Americans with Disabilities Act and similar laws or the impact of any investigation regarding the same; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust or meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in dividend rates on common shares or other securities or the ability to pay those dividends; potential changes to the tax laws impacting REITs and real estate in general; risks associated with climate change and severe weather events, as well as the regulatory efforts intended to reduce the effects of climate changes and investor and public perception of our efforts to respond to the same; the impact of newly adopted accounting principles on our accounting policies and on period-to-period comparisons of financial results; risks associated with possible federal, state, local, or property tax audits; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company.

FORWARD-LOOKING STATEMENTS

Cousins Properties	2	Q4 2023 Supplemental Information
The risks set forth above are not exhaustive. Other sections of this report, including Part 1, Item 1A. Risk Factors, include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all risk factors, nor can we assess the potential impact of all risk factors on our business or the extent to which any factors, or any combination of factors, may cause actual results to differ materially from those contained in any forward-
looking statements. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. Given the uncertainties and risks discussed herein, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Investors should also refer to our most recent Quarterly
Reports on Form 10-Q for future periods and Current Reports on Form 8-K as we file them with the SEC, and to other materials we may furnish to the public from time to time through Current Reports on Form 8-K or otherwise, for a discussion of risks and uncertainties that may cause actual results, performance, or achievements to differ materially from those expressed or implied by any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

FORWARD-LOOKING STATEMENTS

Cousins Properties	3	Q4 2023 Supplemental Information
COUSINS PROPERTIES REPORTS FOURTH QUARTER AND FULL YEAR 2023 RESULTS
Provides Initial 2024 Earnings Guidance
ATLANTA (February 7, 2024) - Cousins Properties (NYSE:CUZ) today reported its results of operations for the quarter and year ended
December 31, 2023.
“We had solid results in the fourth quarter,” said Colin Connolly, president and chief executive officer of Cousins Properties. "Demand for lifestyle office continues to improve, highlighted by our robust leasing activity, including new and expansion space. While the geographic mix of properties in this quarter's leasing volume impacted some of our lease metrics, our second-generation cash rent roll-
up remained positive for the 39th straight quarter. Looking to 2024, Cousins is positioned very well for the current market given our portfolio of lifestyle office properties in dynamic Sun Belt markets and our exceptionally strong balance sheet."

Financial Results
For fourth quarter 2023:
•Net income available to common stockholders was $18.8 million, or $0.12 per share, compared to $24.1 million, or $0.16 per share, for fourth quarter 2022.
•Funds From Operations ("FFO") was $98.3 million, or $0.65 per share, compared to $100.2 million, or $0.66 per share, for fourth quarter 2022.
For full year 2023:
•Net income available to common stockholders was $83.0 million, or $0.55 per share, compared to $166.8 million, or $1.11 per share, for year ended December 31, 2022. The 2022 net income included a $56.3 million gain recognized on the sale of our interest in a joint venture asset.
•FFO was $398.3 million, or $2.62 per share, compared to $408.8 million, or $2.72 per share, for year ended December 31, 2022.
Operations and Leasing Activity
For fourth quarter 2023:
•Same property net operating income ("NOI") on a cash-basis increased 3.5%.
•Second generation net rent per square foot on a cash-basis increased 0.8%.
•Executed 453,000 square feet of office leases.
For full year 2023:
•Same property NOI on a cash-basis increased 4.2%.
•Second generation net rent per square foot on a cash-basis increased 5.8%.
•Executed 1,694,000 square feet of office leases.

EARNINGS RELEASE

Cousins Properties	4	Q4 2023 Supplemental Information
Financing Activity
•Subsequent to year end, we entered into a floating-to-fixed interest rate swap on the remaining $200 million of the $400 million
Term Loan with an initial maturity in March 2025, fixing the underlying SOFR rate at 4.6675%. With this execution, the entire
$400 million Term Loan is now fixed at a blended underlying SOFR rate of 4.483% through initial maturity.
Earnings Guidance
For year ending December 31, 2024:
•Net income between $0.43 and $0.53 per share.
•FFO between $2.57 and $2.67 per share.
•With regard to our four leases impacted by WeWork's bankruptcy proceedings, guidance assumes one lease is accepted without modification (The RailYard), two leases are modified to lower lease rates and reduce square footage by one-third at each property (Terminus and 120 W Trinity) and one lease is rejected (725 Ponce).
•Guidance does not include any benefit from our approximately $10 million SVB Financial Group bankruptcy claim.
•Guidance does not include any operating property acquisitions, operating property dispositions, or development starts.
•Guidance does not include any capital markets transactions.
•Guidance reflects management’s current plans and assumptions as of the date of this earnings release and is subject to the risks and uncertainties more fully described in our Securities and Exchange Commission filings. Actual results could differ materially from this guidance.
Investor Conference Call and Webcast
The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, February 8, 2024 to discuss the results of the quarter and year ended December 31, 2023. The number to call for this interactive teleconference is (800) 836-8184. The live webcast of this call can be accessed on the Company's website, www.cousins.com, through the “Cousins Properties Fourth Quarter Conference
Call” link on the Investor Relations page. A replay of the conference call will be available for seven days by dialing (888) 660-6345 and entering the passcode 37351#. The playback can also be accessed on the Company's website.

EARNINGS RELEASE

Cousins Properties	5	Q4 2023 Supplemental Information
THE COMPANY

Cousins Properties Incorporated ("Cousins") is a fully integrated, self-administered, and self-managed real estate investment trust
(REIT). The Company, based in Atlanta and acting through its operating partnership, Cousins Properties LP, primarily invests in Class A office buildings located in high-growth Sun Belt markets. Founded in 1958, Cousins creates shareholder value through its extensive expertise in the development, acquisition, leasing, and management of high-quality real estate assets. The Company has a comprehensive strategy in place based on a simple platform, trophy assets, and opportunistic investments. For more information, please visit www.cousins.com.
MANAGEMENT

M. Colin Connolly	Gregg D. Adzema	Kennedy Hicks	Richard G. Hickson IV
President & Chief Executive Officer	Executive Vice President & Chief Financial Officer	Executive Vice President, Chief Investment Officer & Managing Director	Executive Vice President, Operations

John S. McColl	Pamela F. Roper	Jeffrey D. Symes
Executive Vice President, Development	Executive Vice President, General Counsel & Corporate Secretary	Senior Vice President & Chief Accounting Officer
BOARD OF DIRECTORS

Robert M. Chapman	Charles T. Cannada	M. Colin Connolly
Non-executive Chairman of Cousins Properties, Chief Executive Officer of Centerpoint Properties Trust	Private Investor	President and Chief Executive Officer of Cousins Properties

Scott W. Fordham	Lillian C. Giornelli	R. Kent Griffin Jr.
Former Chief Executive Officer and Director of TIER REIT, Inc.	Chairman, Chief Executive Officer and Trustee of The Cousins Foundation Inc.	Managing Director of Phicas Investors

Donna W. Hyland	Dionne Nelson	R. Dary Stone
President and Chief Executive Officer of Children's Healthcare of Atlanta	President and Chief Executive Officer of Laurel Street Residential	President and Chief Executive Officer of R.D. Stone Interests
COMPANY INFORMATION / EQUITY COVERAGE(1)

Barclays	BofA Securities	BMO Capital	Evercore ISI	Green Street
Anthony Powell 212.526.8768	Camille Bonnel 646.855.5042	John Kim 212.885.4115	Steve Sakwa 212.446.9462	Dylan Burzinski 949.640.8780
Jefferies	J.P. Morgan	KeyBanc	Mizuho Securities	RW Baird
Peter Abramowitz 212.336.7241	Anthony Paolone 212.622.6682	Upal Rana 917.368.2316	Vikram Malhotra 212.282.3827	Nicholas Thillman 414.298.5053
Truist Securities	Wells Fargo	Wolfe Research
Michael Lewis 212.319.5659	Blaine Heck 443.263.6529	Andrew Rosivach 646.582.9250
(1) Please note that any opinions, estimates, or forecasts regarding Cousins' performance made by the analysts listed above are theirs alone and do not represent opinions, forecasts, or predictions of Cousins or its management. Cousins does not, by its reference above or distribution, imply its endorsement of, or concurrence with, such information, conclusions, or recommendations.

COMPANY INFORMATION

Cousins Properties	6	Q4 2023 Supplemental Information

Corporate Headquarters	Transfer Agent
3344 Peachtree Road NE Suite 1800 Atlanta GA 30326 404.407.1000	Equiniti Trust Company equiniti.com 866.627.2649
Investor Relations	Stock Exchange
Roni Imbeaux Vice President, Finance & Investor Relations rimbeaux@cousins.com 404.407.1104	NYSE: CUZ
(in thousands, except share and per share amounts)

	December 31, 2023	December 31, 2022
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $1,329,406 and $1,079,662 in 2023 and 2022, respectively	$6,775,093	$6,738,354
Projects under development	132,884	111,400
Land	154,728	158,430
	7,062,705	7,008,184

Cash and cash equivalents	6,047	5,145
Accounts receivable	11,109	8,653
Deferred rents receivable	209,370	184,043
Investment in unconsolidated joint ventures	143,831	112,839
Intangible assets, net	110,667	136,240
Other assets, net	90,745	81,912
Total assets	$7,634,474	$7,537,016
Liabilities:
Notes payable	$2,457,627	$2,334,606
Accounts payable and accrued expenses	299,767	271,103
Deferred income	181,744	128,636
Intangible liabilities, net	42,193	52,280
Other liabilities	104,830	103,442
Total liabilities	3,086,161	2,890,067
Commitments and contingencies
Equity:
Stockholders' investment:
Common stock, $1 par value per share, 300,000,000 shares authorized, 154,335,798 and 154,019,214 issued, and 151,799,215 and 151,457,190 outstanding in 2023 and 2022, respectively	154,336	154,019
Additional paid-in capital	5,638,709	5,630,327
Treasury stock at cost, 2,536,583 and 2,562,024 shares in 2023 and 2022, respectively	(145,696)	(147,157)
Distributions in excess of cumulative net income	(1,125,390)	(1,013,292)
Accumulated other comprehensive income	2,192	1,767
Total stockholders' investment	4,524,151	4,625,664
Nonredeemable noncontrolling interests	24,162	21,285
Total equity	4,548,313	4,646,949
Total liabilities and equity	$7,634,474	$7,537,016

CONSOLIDATED BALANCE SHEETS

Cousins Properties	7	Q4 2023 Supplemental Information
(unaudited; in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenues:
Rental property revenues	$196,588	$193,655	$799,047	$753,511
Fee income	329	749	1,373	6,119
Other	61	138	2,454	2,660
	196,978	194,542	802,874	762,290
Expenses:
Rental property operating expenses	63,284	64,646	266,434	258,371
Reimbursed expenses	93	569	608	2,024
General and administrative expenses	7,536	6,762	32,331	28,319
Interest expense	27,453	22,083	105,463	72,537
Depreciation and amortization	79,366	75,866	314,897	295,587
Other	644	1,257	2,128	2,134
	178,376	171,183	721,861	658,972

Income from unconsolidated joint ventures	291	662	2,299	7,700
Gain on sales of investments in unconsolidated joint ventures	—	7	—	56,267
Gain (loss) on investment property transactions	(1)	52	504	(9)
Gain on extinguishment of debt	—	269	—	169
Net income	18,892	24,349	83,816	167,445
Net income attributable to noncontrolling interests	(107)	(231)	(853)	(652)
Net income available to common stockholders	$18,785	$24,118	$82,963	$166,793

Net income per common share — basic and diluted	$0.12	$0.16	$0.55	$1.11
Weighted average shares — basic	151,783	151,442	151,714	150,113
Weighted average shares — diluted	152,105	151,835	152,040	150,419

CONSOLIDATED STATEMENTS OF OPERATIONS

Cousins Properties	8	Q4 2023 Supplemental Information

	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022	2023 1st	2023 2nd	2023 3rd	2023 4th	2023
Property Statistics
Consolidated Operating Properties	32	33	33	33	34	34	34	34	34	34	34
Consolidated Rentable Square Feet (in thousands)	17,758	18,136	18,136	18,136	18,424	18,424	18,444	18,444	18,434	18,434	18,434
Unconsolidated Operating Properties	3	3	3	2	2	2	2	2	2	2	2
Unconsolidated Rentable Square Feet (in thousands)	1,179	1,179	1,179	711	711	711	711	711	711	711	711
Total Operating Properties	35	36	36	35	36	36	36	36	36	36	36
Total Rentable Square Feet (in thousands)	18,937	19,315	19,315	18,847	19,135	19,135	19,155	19,155	19,145	19,145	19,145
Office Percent Leased (period end)	91.5%	90.5%	90.1%	90.1%	91.0%	91.0%	90.8%	90.8%	91.1%	90.9%	90.9%
Office Weighted Average Occupancy	90.4%	87.4%	87.5%	87.3%	87.1%	87.3%	87.2%	87.7%	88.0%	87.6%	87.5%

Office Leasing Activity (2)
Net Leased during the Period (SF, in thousands)	2,096	324	588	431	632	1,976	258	435	548	453	1,694
Net Rent (per SF)	$35.24	$35.45	$32.34	$35.49	$34.04	$34.08	$34.45	$38.65	$33.94	$33.53	$35.15
Net Free Rent (per SF)	(1.45)	(2.36)	(0.99)	(1.97)	(2.69)	(1.97)	(2.07)	(2.04)	(2.27)	(2.56)	(2.25)
Leasing Commissions (per SF)	(2.77)	(3.01)	(2.65)	(2.86)	(2.60)	(2.74)	(2.83)	(2.53)	(2.60)	(2.65)	(2.62)
Tenant Improvements (per SF)	(5.47)	(6.34)	(5.33)	(5.69)	(6.61)	(5.98)	(6.29)	(5.88)	(5.30)	(5.86)	(5.72)
Leasing Costs (per SF)	(9.69)	(11.71)	(8.97)	(10.52)	(11.90)	(10.69)	(11.19)	(10.45)	(10.17)	(11.07)	(10.59)
Net Effective Rent (per SF)	$25.55	$23.74	$23.37	$24.97	$22.14	$23.39	$23.26	$28.20	$23.77	$22.46	$24.56
Change in Second Generation Net Rent	24.7%	27.4%	27.2%	20.4%	18.6%	23.2%	20.1%	19.6%	28.7%	10.4%	20.2%
Change in Cash-Basis Second Generation Net Rent	15.1%	15.4%	11.6%	4.8%	7.3%	9.5%	6.1%	7.9%	9.8%	0.8%	5.8%

Same Property Information (3)
Percent Leased (period end)	90.5%	90.0%	89.7%	89.2%	90.1%	90.1%	90.6%	90.5%	90.8%	90.6%	90.6%
Weighted Average Occupancy	90.0%	87.0%	86.9%	86.6%	86.2%	86.6%	87.0%	87.3%	87.3%	87.5%	87.3%
Change in NOI (over prior year period)	(0.5)%	(2.0)%	(2.2)%	1.8%	2.3%	0.0%	5.3%	6.3%	4.1%	4.2%	5.0%
Change in Cash-Basis NOI (over prior year period)	3.5%	0.1%	(0.2)%	1.5%	2.5%	1.0%	4.9%	3.7%	4.6%	3.5%	4.2%

Development Pipeline (4)
Estimated Project Costs (in thousands)	$759,000	$566,000	$566,000	$568,900	$428,500	$428,500	$428,500	$428,500	$428,500	$428,500	$428,500
Estimated Project Costs/Total Undepreciated Assets	8.9%	6.6%	6.5%	6.5%	4.8%	4.8%	4.8%	4.7%	4.7%	4.6%	4.6%
Continued on next page

KEY PERFORMANCE METRICS (1)

Cousins Properties	9	Q4 2023 Supplemental Information

	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022	2023 1st	2023 2nd	2023 3rd	2023 4th	2023
Market Capitalization
Common Stock Price Per Share	$40.28	$40.29	$29.23	$23.35	$25.29	$25.29	$21.38	$22.80	$20.37	$24.35	$24.35
Common Stock/Units Outstanding (in thousands)	148,713	148,788	151,465	151,459	151,482	151,482	151,718	151,774	151,774	151,824	151,824
Equity Market Capitalization (in thousands)	$5,990,160	$5,994,669	$4,427,322	$3,536,568	$3,830,980	$3,830,980	$3,243,731	$3,460,447	$3,091,636	$3,696,914	$3,696,914
Debt (in thousands)	2,350,314	2,462,197	2,425,339	2,372,931	2,424,004	2,424,004	2,544,956	2,548,073	2,559,871	2,608,675	2,608,675
Total Market Capitalization (in thousands)	$8,340,474	$8,456,866	$6,852,661	$5,909,499	$6,254,984	$6,254,984	$5,788,687	$6,008,520	$5,651,507	$6,305,589	$6,305,589

Credit Ratios
Net Debt/Total Market Capitalization	28.0%	28.9%	35.1%	39.9%	38.6%	38.6%	43.7%	42.1%	45.0%	41.2%	41.2%
Net Debt/Total Undepreciated Assets	27.5%	28.4%	27.7%	26.7%	27.2%	27.2%	28.1%	27.8%	27.8%	28.0%	28.0%
Net Debt/Annualized EBITDAre	4.86	5.28	4.93	4.75	4.93	4.93	5.13	4.89	5.02	5.14	5.14
Fixed Charges Coverage (EBITDAre)	5.45	5.56	5.56	5.13	4.72	5.21	4.48	4.53	4.28	4.20	4.37

Dividend Information
Common Dividend per Share	$1.24	$0.32	$0.32	$0.32	$0.32	$1.28	$0.32	$0.32	$0.32	$0.32	$1.28
Funds From Operations (FFO) Payout Ratio	45.3%	48.7%	46.3%	46.4%	48.4%	47.4%	49.5%	47.3%	49.2%	49.2%	48.8%
Funds Available for Distribution (FAD) Payout Ratio	63.1%	65.7%	69.0%	72.2%	76.6%	70.6%	65.3%	71.8%	70.1%	82.5%	71.9%

Operations Ratio
Annualized General and Administrative Expenses/ Total Undepreciated Assets	0.34%	0.38%	0.32%	0.29%	0.30%	0.30%	0.37%	0.35%	0.36%	0.32%	0.32%

Additional Information
In-Place Gross Rent (per SF) (5)	$42.85	$43.90	$44.39	$44.85	$44.87	$44.87	$46.02	$46.43	$46.64	$46.95	$46.95
Straight-Line Rental Revenue (in thousands)	$25,503	$5,501	$6,378	$8,966	$8,108	$28,953	$8,431	$3,703	$7,508	$5,858	$25,500
Above and Below Market Rents Amortization, Net (in thousands)	$8,392	$1,771	$1,669	$1,538	$1,466	$6,444	$1,559	$2,525	$1,371	$1,421	$6,876
Second Generation Capital Expenditures (in thousands)	$81,642	$21,280	$24,324	$26,636	$27,261	$99,501	$15,467	$29,317	$20,224	$31,900	$96,908

(1)	For Non-GAAP Financial Measures, see the calculations and reconciliations on pages 32 through 38.
(2)	See Office Leasing Activity on page 20 for additional detail and explanations.
(3)
Same Property Information is derived from the pool of same office properties that existed in the period as originally reported. See Same Property Performance on page 19 and Non-GAAP
Financial Measures - Calculations and Reconciliations on page 32 for additional information.

(4)	The Company's share of estimated project costs. See Development Pipeline on page 26 for additional detail.
(5)	In-place gross rent equals the annualized cash rent including the tenant's share of estimated operating expenses, if applicable, as of the end of the period divided by occupied square feet.

KEY PERFORMANCE METRICS (1)

Cousins Properties	10	Q4 2023 Supplemental Information
                                  Total Rentable Square Feet                  Equity Market Capitalization                   Net Debt / Annualized EBITDAre

30,000
25,000
20,000
15,000
10,000
5,000
0
(in thousands)
18,937
19,135
19,145
12/31/21
12/31/22
12/31/23

8,000
6,000
4,000
2,000
0
($ in millions)
5,990
3,831
3,697
12/31/21
12/31/22
12/31/23

6.00
5.00
4.00
3.00
2.00
1.00
0.00
4.86
4.93
5.14
12/31/21
12/31/22
12/31/23

                                Same Property NOI Change                Second Generation Net Rent Change                 Annualized General & Administrative
                                                    Cash-Basis (1)        Cash-Basis (1)                Expenses / Total Undepreciated Assets

6.0%
4.0%
2.0%
0.0%
Year-over-Year Change
3.5%
1.0%
4.2%
2021
2022
2023

18.0%
12.0%
6.0%
0.0%
15.1%
9.5%
5.8%
2021
2022
2023

0.60%
0.40%
0.20%
0.00%
0.34%
0.30%
0.32%
2021
2022
2023

(1) Office properties only.
Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

KEY PERFORMANCE METRICS

Cousins Properties	11	Q4 2023 Supplemental Information

(amounts in thousands, except per share amounts)
	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022	2023 1st	2023 2nd	2023 3rd	2023 4th	2023
Net Income	$278,996	$28,163	$34,164	$80,769	$24,349	$167,445	$22,356	$23,077	$19,491	$18,892	$83,816
Fee and Other Income	(21,115)	(5,133)	(2,955)	(1,957)	(1,198)	(11,243)	(2,788)	(6,936)	(690)	(756)	(11,170)
General and Administrative Expenses	29,321	8,063	6,996	6,498	6,762	28,319	8,438	8,021	8,336	7,536	32,331
Interest Expense	67,027	15,525	16,549	18,380	22,083	72,537	25,030	25,972	27,008	27,453	105,463
Depreciation and Amortization	288,092	70,744	69,861	79,116	75,866	295,587	75,770	80,269	79,492	79,366	314,897
Reimbursed and Other Expenses	4,607	581	1,102	649	1,826	4,158	592	635	772	737	2,736
Income from Unconsolidated Joint Ventures	(6,801)	(1,124)	(5,280)	(634)	(662)	(7,700)	(673)	(753)	(582)	(291)	(2,299)
NOI from Unconsolidated Joint Ventures	19,223	2,719	2,542	2,819	1,444	9,524	1,409	1,559	1,564	1,292	5,824
Transaction Loss (Gain)	(165,630)	69	72	(56,240)	(328)	(56,427)	2	—	(507)	1	(504)
NOI (1)	$493,720	$119,607	$123,051	$129,400	$130,142	$502,200	$130,136	$131,844	$134,884	$134,230	$531,094
Fee and Other Income (1)	21,362	5,168	3,046	2,013	1,232	11,459	2,825	6,974	725	786	11,310
General and Administrative Expenses	(29,321)	(8,063)	(6,996)	(6,498)	(6,762)	(28,319)	(8,438)	(8,021)	(8,336)	(7,536)	(32,331)
Interest Expense (1)	(69,937)	(16,142)	(17,238)	(19,390)	(22,370)	(75,140)	(25,310)	(26,334)	(27,516)	(27,979)	(107,139)
Reimbursed and Other Expenses (1)	(4,652)	(594)	(1,216)	(667)	(1,580)	(4,057)	(605)	(642)	(795)	(752)	(2,794)
Gain (Loss) on Sales of Undepreciated Investment Properties	(64)	—	4,500	(22)	—	4,478	—	—	507	(1)	506
Depreciation and Amortization of Non-Real Estate Assets	(623)	(155)	(158)	(138)	(107)	(558)	(108)	(111)	(113)	(116)	(448)
Partners' Share of FFO in Consolidated Joint Ventures	(1,284)	(396)	(258)	(288)	(362)	(1,304)	(406)	(759)	(384)	(360)	(1,909)
FFO (1)	$409,201	$99,425	$104,731	$104,410	$100,193	$408,759	$98,094	$102,951	$98,972	$98,272	$398,289
Weighted Average Shares - Diluted	148,891	149,002	149,142	151,695	151,835	150,419	151,880	152,126	152,048	152,105	152,040
FFO per Share (1)	$2.75	$0.67	$0.70	$0.69	$0.66	$2.72	$0.65	$0.68	$0.65	$0.65	$2.62

(1) The above amounts include our share of amounts from unconsolidated joint ventures for the respective category. The Company does not control the operations of these unconsolidated joint ventures but believes including these amounts is meaningful to investors and analysts.

FUNDS FROM OPERATIONS - SUMMARY

Cousins Properties	12	Q4 2023 Supplemental Information

(amounts in thousands, except per share amounts)
	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022	2023 1st	2023 2nd	2023 3rd	2023 4th	2023
NOI
Consolidated Properties
The Domain (2)	$60,987	$15,443	$15,510	$18,478	$19,273	$68,704	$18,144	$18,466	$18,303	$18,440	$73,353
Terminus (2)	27,148	7,439	7,673	9,228	8,568	32,908	8,097	8,442	8,596	8,669	33,804
Corporate Center (2)	29,106	7,050	7,090	7,144	7,310	28,594	7,467	7,600	7,548	7,585	30,200
Spring & 8th (2)	29,413	7,424	7,282	7,352	7,361	29,419	7,361	7,372	7,270	7,352	29,355
Buckhead Plaza (2)	12,577	3,646	4,013	4,563	4,758	16,980	4,766	5,312	5,436	5,453	20,967
Hayden Ferry (2)	24,528	6,133	5,990	6,094	6,087	24,304	5,934	4,323	6,106	4,456	20,819
Northpark (2)	26,562	6,098	6,317	5,278	5,006	22,699	5,136	4,901	5,141	5,391	20,569
725 Ponce	7,669	4,527	4,686	4,596	4,734	18,543	4,777	4,753	4,828	5,040	19,398
300 Colorado (3)	1,130	3,275	3,050	2,762	4,033	13,120	3,772	4,608	5,166	5,428	18,974
Fifth Third Center	18,592	4,229	4,340	4,675	4,431	17,675	4,732	4,726	4,840	4,661	18,959
One Eleven Congress	18,193	4,342	4,531	4,547	3,978	17,398	4,246	4,542	4,850	4,045	17,683
Avalon (2)	14,381	3,637	3,969	4,156	4,165	15,927	4,243	4,145	4,326	4,168	16,882
San Jacinto Center	15,652	4,252	4,316	4,113	3,322	16,003	3,940	4,093	3,748	4,456	16,237
3344 Peachtree	14,927	3,966	3,931	3,848	3,946	15,691	3,992	4,107	4,112	3,847	16,058
The Terrace (2)	16,713	3,133	3,583	3,225	3,472	13,413	3,698	3,903	4,036	3,879	15,516
Colorado Tower	13,060	3,155	2,746	3,226	3,325	12,452	3,282	3,740	4,152	4,236	15,410
BriarLake Plaza (2)	18,142	3,879	3,740	3,547	3,580	14,746	3,545	3,588	3,648	3,896	14,677
100 Mill	—	—	1,405	2,550	3,343	7,298	3,603	3,575	3,352	3,196	13,726
Promenade Tower	14,933	2,968	2,901	2,867	3,434	12,170	3,377	3,483	3,568	3,266	13,694
The RailYard	12,496	3,153	3,258	3,255	3,234	12,900	3,332	3,308	3,296	3,233	13,169
550 South	10,593	2,652	2,665	2,654	2,723	10,694	2,698	2,730	2,811	2,757	10,996
Heights Union (2)	1,303	1,641	1,461	2,033	3,177	8,312	2,338	2,525	2,669	2,539	10,071
Legacy Union One	9,466	2,357	2,342	2,355	2,367	9,421	2,364	2,366	2,348	2,363	9,441
Domain Point (2)	5,055	1,761	1,741	1,837	1,746	7,085	2,025	2,260	2,186	2,166	8,637
111 West Rio	5,630	1,419	1,416	1,424	1,410	5,669	1,417	1,395	1,408	1,387	5,607
Meridian Mark Plaza	4,110	1,042	1,408	1,268	1,243	4,961	1,286	1,215	1,237	1,058	4,796
3348 Peachtree	5,427	1,257	1,348	984	1,183	4,772	1,050	1,160	1,119	1,277	4,606
3350 Peachtree	6,083	992	1,771	1,339	1,418	5,520	1,477	1,447	855	735	4,514
Research Park V	4,044	1,059	1,087	1,162	1,160	4,468	1,166	918	934	1,091	4,109
Tempe Gateway	6,086	1,423	1,057	1,077	716	4,273	819	957	1,084	1,166	4,026
Promenade Central (4)	9,026	—	—	—	224	224	716	775	1,084	1,234	3,809
5950 Sherry Lane	4,549	951	849	841	828	3,469	861	852	886	1,034	3,633
Harborview Plaza	3,211	844	882	842	861	3,429	849	841	848	856	3,394
The Pointe	4,685	1,156	1,211	1,234	1,251	4,852	1,056	695	381	1,137	3,269
Other (5)	19,020	585	940	2,027	1,031	4,583	1,161	1,162	1,148	1,441	4,912
Subtotal - Consolidated	474,497	116,888	120,509	126,581	128,698	492,676	128,727	130,285	133,320	132,938	525,270
Continued on next page

FUNDS FROM OPERATIONS - DETAIL (1)

Cousins Properties	13	Q4 2023 Supplemental Information

(amounts in thousands, except per share amounts)
	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022	2023 1st	2023 2nd	2023 3rd	2023 4th	2023
Unconsolidated Properties (6)
Medical Offices at Emory Hospital	4,332	1,112	1,152	1,126	1,141	4,531	1,054	1,203	1,161	1,170	4,588
120 West Trinity (2)	827	301	305	350	346	1,302	326	338	389	194	1,247
300 Colorado (3)	2,931	—	—	—	—	—	—	—	—	—	—
Other (7)	11,133	1,306	1,085	1,343	(43)	3,691	29	18	14	(72)	(11)
Subtotal - Unconsolidated	19,223	2,719	2,542	2,819	1,444	9,524	1,409	1,559	1,564	1,292	5,824
Total Net Operating Income (1)	493,720	119,607	123,051	129,400	130,142	502,200	130,136	131,844	134,884	134,230	531,094

Fee and Other Income
Management Fees (8)	3,374	571	901	720	749	2,941	374	352	318	329	1,373
Termination Fees	5,105	1,462	449	242	311	2,464	136	6,570	271	366	7,343
Termination Fees - Unconsolidated (6)	81	—	—	—	—	—	—	—	—	—	—
Leasing & Other Fees	104	—	—	—	—	—	—	—	—	—	—
Development Fees	12,081	817	1,404	957	—	3,178	—	—	—	—	—
Interest and Other Income	450	2,283	201	38	138	2,660	2,278	14	101	61	2,454
Interest and Other Income - Unconsolidated (6)	167	35	91	56	34	216	37	38	35	30	140
Total Fee and Other Income	21,362	5,168	3,046	2,013	1,232	11,459	2,825	6,974	725	786	11,310

General and Administrative Expenses	(29,321)	(8,063)	(6,996)	(6,498)	(6,762)	(28,319)	(8,438)	(8,021)	(8,336)	(7,536)	(32,331)

Interest Expense
Consolidated Interest Expense
Term Loan, Unsecured ($400M)	—	—	—	—	(4,936)	(4,936)	(5,856)	(6,158)	(6,306)	(6,359)	(24,679)
Term Loan, Unsecured ($350M)	(4,332)	(1,430)	(1,918)	(3,279)	(4,982)	(11,609)	(4,902)	(4,944)	(5,009)	(5,010)	(19,865)
Credit Facility, Unsecured	(5,602)	(1,795)	(2,585)	(3,533)	(1,846)	(9,759)	(3,054)	(3,583)	(3,589)	(3,929)	(14,155)
Terminus (2)	(5,779)	(1,406)	(1,309)	(1,293)	(1,636)	(5,644)	(3,513)	(3,514)	(3,514)	(3,514)	(14,055)
Senior Notes, Unsecured ($275M)	(10,975)	(2,744)	(2,744)	(2,743)	(2,744)	(10,975)	(2,744)	(2,744)	(2,743)	(2,744)	(10,975)
Senior Notes, Unsecured ($250M)	(9,958)	(2,490)	(2,489)	(2,490)	(2,489)	(9,958)	(2,490)	(2,489)	(2,490)	(2,489)	(9,958)
Senior Notes, Unsecured ($250M)	(9,764)	(2,441)	(2,441)	(2,441)	(2,441)	(9,764)	(2,441)	(2,441)	(2,441)	(2,441)	(9,764)
Senior Notes, Unsecured ($125M)	(4,789)	(1,197)	(1,198)	(1,197)	(1,197)	(4,789)	(1,197)	(1,197)	(1,198)	(1,197)	(4,789)
Fifth Third Center	(4,625)	(1,138)	(1,131)	(1,123)	(1,116)	(4,508)	(1,108)	(1,101)	(1,094)	(1,085)	(4,388)
Senior Notes, Unsecured ($100M)	(4,145)	(1,036)	(1,037)	(1,036)	(1,036)	(4,145)	(1,036)	(1,036)	(1,037)	(1,036)	(4,145)
Colorado Tower	(4,006)	(988)	(982)	(976)	(971)	(3,917)	(965)	(960)	(953)	(948)	(3,826)
Domain 10	(3,095)	(792)	(788)	(783)	(778)	(3,141)	(774)	(770)	(765)	(760)	(3,069)
Other (9)	(6,213)	(1,519)	(1,518)	(1,512)	(243)	(4,792)	(41)	(40)	(41)	(40)	(162)
Capitalized (10)	6,257	3,451	3,591	4,026	4,332	15,400	5,091	5,005	4,172	4,099	18,367
Subtotal - Consolidated Interest Expense	(67,026)	(15,525)	(16,549)	(18,380)	(22,083)	(72,537)	(25,030)	(25,972)	(27,008)	(27,453)	(105,463)
Continued on next page

FUNDS FROM OPERATIONS - DETAIL (1)

Cousins Properties	14	Q4 2023 Supplemental Information

(amounts in thousands, except per share amounts)
	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022	2023 1st	2023 2nd	2023 3rd	2023 4th	2023
Unconsolidated Interest Expense (6)
Medical Offices at Emory Hospital	(1,170)	(288)	(286)	(284)	(289)	(1,147)	(280)	(362)	(508)	(509)	(1,659)
Other (9)	(1,741)	(329)	(403)	(726)	2	(1,456)	—	—	—	(17)	(17)
Subtotal - Unconsolidated Interest Expense	(2,911)	(617)	(689)	(1,010)	(287)	(2,603)	(280)	(362)	(508)	(526)	(1,676)
Total Interest Expense	(69,937)	(16,142)	(17,238)	(19,390)	(22,370)	(75,140)	(25,310)	(26,334)	(27,516)	(27,979)	(107,139)

Reimbursed and Other Expenses
Reimbursed Expenses (8)	(2,476)	(360)	(677)	(418)	(569)	(2,024)	(207)	(159)	(149)	(93)	(608)
Property Taxes and Other Land Holding Costs (6)	(941)	(230)	(262)	(247)	(326)	(1,065)	(323)	(276)	(318)	(473)	(1,390)
Severance	(406)	—	(170)	—	—	(170)	(72)	(90)	(63)	(167)	(392)
Gain (Loss) on Extinguishment of Debt	—	—	(100)	—	269	169	—	—	—	—	—
Predevelopment & Other Costs (6)	(829)	(4)	(7)	(2)	(954)	(967)	(3)	(117)	(265)	(19)	(404)
Total Reimbursed and Other Expenses	(4,652)	(594)	(1,216)	(667)	(1,580)	(4,057)	(605)	(642)	(795)	(752)	(2,794)

Gain (Loss) on Sales of Undepreciated Investment Properties
Consolidated	(64)	—	—	—	—	—	—	—	507	(1)	506
Unconsolidated (6)	—	—	4,500	(22)	—	4,478	—	—	—	—	—
Total Gain (Loss) on Sales of Undepreciated Investment Properties	(64)	—	4,500	(22)	—	4,478	—	—	507	(1)	506

Depreciation and Amortization of Non-Real Estate Assets	(623)	(155)	(158)	(138)	(107)	(558)	(108)	(111)	(113)	(116)	(448)

Partners' Share of FFO in Consolidated Joint Ventures	(1,284)	(396)	(258)	(288)	(362)	(1,304)	(406)	(759)	(384)	(360)	(1,909)

FFO	$409,201	$99,425	$104,731	$104,410	$100,193	$408,759	$98,094	$102,951	$98,972	$98,272	$398,289
Weighted Average Shares - Diluted	148,891	149,002	149,142	151,695	151,835	150,419	151,880	152,126	152,048	152,105	152,040
FFO per Share	$2.75	$0.67	$0.70	$0.69	$0.66	$2.72	$0.65	$0.68	$0.65	$0.65	$2.62

Note:	Amounts may differ slightly from other schedules contained herein due to rounding.
(1) See Non-GAAP Financial Measures - Calculations and Reconciliations beginning on page 32.
(2) Contains multiple buildings that are grouped together for reporting purposes.
(3) In December 2021, we purchased the remaining 50% interest from our partners; as a result, we began consolidating 300 Colorado.
(4) A redevelopment of Promenade Central reached substantial completion in the fourth quarter of 2022, but is not yet stabilized.
(5) Primarily represents properties sold prior to December 31, 2023, see page 25. Also includes College Street Garage and properties in the final stages of development and not yet stabilized.
(6) Unconsolidated amounts included in the reconciliation above represent amounts recorded in unconsolidated joint ventures multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures but believes including these amounts in the categories indicated is meaningful to investors and analysts.

(7) Primarily represents unconsolidated investments sold prior to December 31, 2023, see page 25. Also includes NOI from unconsolidated investments not yet stabilized.
(8) Reimbursed Expenses include costs incurred by the Company for management services provided to our unconsolidated joint ventures. The reimbursement of these costs by the unconsolidated joint ventures is included in Management Fees.

(9) Primarily represents interest on consolidated loans repaid and our share of interests on loans of unconsolidated investments sold prior to December 31, 2023. Also includes interest expense from unconsolidated investments not yet stabilized.

(10) Amounts of consolidated interest expense related to consolidated debt that are capitalized to consolidated development and redevelopment projects as well as to equity in unconsolidated development projects.

FUNDS FROM OPERATIONS - DETAIL (1)

Cousins Properties	15	Q4 2023 Supplemental Information

Office Properties (1)	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased		Weighted Average Occupancy (2)		% of Total NOI / 4Q23	Property Level Debt ($ in thousands) (3)
				4Q23	3Q23	4Q23	3Q23

Terminus (4)	1,226,000	Consolidated	100%	86.3%	86.0%	83.8%	84.2%	6.5%	$220,687
Spring & 8th (4)	765,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	5.5%	—
Buckhead Plaza (4)	678,000	Consolidated	100%	95.2%	92.4%	89.6%	89.5%	4.1%	—
Northpark (4)	1,539,000	Consolidated	100%	74.0%	75.1%	73.4%	73.1%	4.0%	—
725 Ponce	372,000	Consolidated	100%	100.0%	100.0%	100.0%	98.4%	3.8%	—
Avalon (4)	480,000	Consolidated	100%	100.0%	100.0%	97.4%	100.0%	3.1%	—
3344 Peachtree	484,000	Consolidated	100%	95.1%	96.9%	96.3%	96.9%	2.9%	—
Promenade Tower	777,000	Consolidated	100%	82.9%	88.1%	63.2%	73.0%	2.4%	—
3348 Peachtree	258,000	Consolidated	100%	76.9%	82.3%	80.5%	75.6%	1.0%	—
Promenade Central (5) (6)	367,000	Consolidated	100%	71.3%	72.6%	55.9%	45.7%	0.9%	—
Medical Offices at Emory Hospital	358,000	Unconsolidated	50%	99.5%	99.5%	99.5%	99.5%	0.9%	41,158
Meridian Mark Plaza	160,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	0.8%	—
3350 Peachtree	413,000	Consolidated	100%	60.3%	59.8%	57.0%	54.3%	0.4%	—
120 West Trinity Office	43,000	Unconsolidated	20%	100.0%	100.0%	100.0%	100.0%	0.1%	—
ATLANTA (6)	7,920,000			86.6%	87.4%	83.3%	84.2%	36.4%	261,845

The Domain (4)	1,899,000	Consolidated	100%	100.0%	100.0%	99.5%	99.8%	13.8%	72,296
300 Colorado	378,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	4.1%	—
San Jacinto Center	399,000	Consolidated	100%	95.9%	95.9%	86.9%	76.0%	3.3%	—
Colorado Tower	373,000	Consolidated	100%	98.8%	98.8%	97.4%	96.8%	3.2%	106,605
One Eleven Congress	519,000	Consolidated	100%	80.5%	81.5%	79.9%	80.8%	3.0%	—
The Terrace (4)	619,000	Consolidated	100%	79.9%	80.5%	77.6%	78.1%	2.9%	—
Domain Point (4)	240,000	Consolidated	96.5%	100.0%	100.0%	100.0%	100.0%	1.6%	—
Research Park V	173,000	Consolidated	100%	93.0%	93.0%	89.0%	80.7%	0.9%	—
AUSTIN	4,600,000			94.4%	94.6%	92.8%	91.7%	32.8%	178,901

Corporate Center (4)	1,227,000	Consolidated	100%	93.4%	94.0%	92.3%	95.5%	5.7%	—
Heights Union (4) (5)	294,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.9%	—
The Pointe	253,000	Consolidated	100%	90.4%	91.9%	89.3%	87.0%	0.8%	—
Harborview Plaza	206,000	Consolidated	100%	83.7%	85.2%	79.3%	80.3%	0.7%	—
TAMPA	1,980,000			93.0%	93.7%	91.7%	93.5%	9.1%	—

Fifth Third Center	692,000	Consolidated	100%	91.1%	90.8%	91.1%	90.8%	3.5%	126,369
The RailYard	329,000	Consolidated	100%	99.0%	99.4%	99.2%	99.4%	2.4%	—
550 South	394,000	Consolidated	100%	96.7%	95.9%	96.7%	97.2%	2.1%	—
CHARLOTTE	1,415,000			94.5%	94.2%	94.5%	94.6%	8.0%	126,369

Hayden Ferry (4) (7)	792,000	Consolidated	100%	90.9%	92.8%	88.5%	91.0%	3.3%	—
100 Mill (5)	288,000	Consolidated	90%	98.1%	92.3%	81.3%	81.3%	2.4%	—
111 West Rio	225,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.0%	—
Tempe Gateway	264,000	Consolidated	100%	75.9%	62.4%	64.8%	60.1%	0.9%	—
PHOENIX	1,569,000			90.9%	88.6%	84.4%	85.4%	7.6%	—

Continued on next page

PORTFOLIO STATISTICS

Cousins Properties	16	Q4 2023 Supplemental Information

Office Properties (1)	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased		Weighted Average Occupancy (2)		% of Total NOI / 4Q23	Property Level Debt ($ in thousands) (3)
				4Q23	3Q23	4Q23	3Q23

Legacy Union One	319,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.8%	—
5950 Sherry Lane	197,000	Consolidated	100%	79.3%	77.5%	77.5%	77.1%	0.7%	—
DALLAS	516,000			92.1%	91.4%	91.4%	91.2%	2.5%	—

BriarLake Plaza (4)	835,000	Consolidated	100%	96.8%	97.8%	79.0%	79.5%	2.9%	—
HOUSTON	835,000			96.8%	97.8%	79.0%	79.5%	2.9%	—

TOTAL OFFICE (6)	18,835,000			90.9%	91.1%	87.6%	88.0%	99.3%	$567,115

Other Properties (1)
College Street Garage - Charlotte (5)	N/A	Consolidated	100%	N/A	N/A	N/A	N/A	0.6%	—
120 West Trinity Apartment - Atlanta (330 units) (5)	310,000	Unconsolidated	20%	95.3%	96.5%	93.6%	95.6%	0.1%	—

TOTAL OTHER	310,000			95.3%	96.5%	93.6%	95.6%	0.7%	$—

TOTAL (6)	19,145,000			90.9%	91.1%	87.7%	88.0%	100.0%	$567,115

(1)
Represents the Company's operating properties, excluding properties in the development pipeline, full building redevelopments that are not yet stabilized, and properties sold prior to December 31, 2023.

(2)	The weighted average economic occupancy of the property over the period for which the property was available for occupancy.
(3)	The Company's share of property-specific mortgage debt, net of unamortized loan costs, as of December 31, 2023.
(4)	Contains two or more buildings that are grouped together for reporting purposes.
(5)	Not included in Same Property as of December 31, 2023.
(6)
A redevelopment of Promenade Central reached substantial completion in the fourth quarter of 2022. This building will be excluded from the Atlanta, Total Office, and Total Portfolio calculations until stabilized.

(7)
Hayden Ferry 1 in this group of buildings has been excluded from Same Property, end of period leased as of December 31, 2023, and weighted average occupancy for the quarter ended December 31, 2023 due to commencement of a full redevelopment of this building effective October 1, 2023. Hayden Ferry 1 was fully leased through September 30, 2023 and, as such, is included in our end of period leased as of September
30, 2023 and weighted average occupancy for the quarter ended September 30, 2023.

PORTFOLIO STATISTICS

Cousins Properties	17	Q4 2023 Supplemental Information
Fourth Quarter 2023 Portfolio NOI by Market
(1) The Company is developing Neuhoff, a mixed-use development in Nashville, through a 50% owned joint venture. See pages 26 and 31 for additional details.

PORTFOLIO STATISTICS

Cousins Properties	18	Q4 2023 Supplemental Information
Charlotte
8.6%
Nashville (1)
Dallas
2.5%
Atlanta
36.5%
Tampa
9.1%
Houston
2.9%
Austin
32.8%
Phoenix
7.6%

	($ in thousands)
	Three Months Ended December 31,
	2023	2022	$ Change	% Change
Rental Property Revenues (2)	$186,379	$184,256	$2,123	1.2%
Rental Property Operating Expenses (2)	60,608	63,560	(2,952)	(4.6)%
Same Property Net Operating Income	$125,771	$120,696	$5,075	4.2%

Cash-Basis Rental Property Revenues (3)	$177,143	$176,166	$977	0.6%
Cash-Basis Rental Property Operating Expenses (4)	60,403	63,329	(2,926)	(4.6)%
Cash-Basis Same Property Net Operating Income	$116,740	$112,837	$3,903	3.5%

End of Period Leased	90.6%	90.7%
Weighted Average Occupancy	87.5%	86.7%

	Year Ended December 31,
	2023	2022	$ Change	% Change
Rental Property Revenues (2)	$750,032	$724,607	$25,425	3.5%
Rental Property Operating Expenses (2)	255,340	253,431	1,909	0.8%
Same Property Net Operating Income	$494,692	$471,176	$23,516	5.0%

Cash-Basis Rental Property Revenues (3)	$711,395	$691,113	$20,282	2.9%
Cash-Basis Rental Property Operating Expenses (4)	254,447	252,487	1,960	0.8%
Cash-Basis Same Property Net Operating Income	$456,948	$438,626	$18,322	4.2%

Weighted Average Occupancy	87.3%	87.1%

(1)
Same Properties include those office properties that were stabilized and owned by the Company for the entirety of all comparable reporting periods presented.
See Portfolio Statistics on pages 16 and 17 for footnotes indicating which properties are not included in Same Property. See Non-GAAP Financial Measures -
Calculations and Reconciliations beginning on page 32.

(2)
Rental Property Revenues and Expenses include results for the Company and its share of unconsolidated joint ventures and exclude termination fee income. Net operating income for unconsolidated joint ventures is calculated as Rental Property Revenues less termination fee income and Rental Property Expenses at the joint ventures, multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures but believes that including these amounts with consolidated net operating income is meaningful to investors and analysts.

(3)
Cash-Basis Rental Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Rental Property Revenues, excluding termination fee income, straight-line rents, and other deferred income amortization, amortization of lease inducements, and amortization of acquired above and below market rents.

(4)
Cash-Basis Rental Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Rental Property
Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

SAME PROPERTY PERFORMANCE (1)

Cousins Properties	19	Q4 2023 Supplemental Information

	Three Months Ended December 31, 2023				Year Ended December 31, 2023
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased square feet (1)				660,125				2,151,252
Less exclusions (2)				(207,437)				(457,335)
Net leased square feet	180,220	262,099	10,369	452,688	691,987	812,096	189,834	1,693,917
Number of transactions	15	19	5	39	62	59	19	140
Lease term in years (3)	9.0	6.0	6.1	7.2	8.9	6.9	5.0	7.5

Net effective rent calculation (per square foot per year) (3)
Net annualized rent (4)	$38.56	$30.65	$34.84	$33.53	$38.17	$32.53	$35.91	$35.15
Net free rent	(2.27)	(2.73)	(2.43)	(2.56)	(2.40)	(2.47)	(0.82)	(2.25)
Leasing commissions	(3.06)	(2.42)	(2.69)	(2.65)	(2.99)	(2.51)	(1.81)	(2.62)
Tenant improvements	(7.38)	(4.85)	(9.78)	(5.86)	(8.02)	(4.38)	(3.49)	(5.72)
Total leasing costs	(12.71)	(10.00)	(14.90)	(11.07)	(13.41)	(9.36)	(6.12)	(10.59)
Net effective rent	$25.85	$20.65	$19.94	$22.46	$24.76	$23.17	$29.79	$24.56

Second generation leased square footage (5)				305,507				1,192,581
Increase in straight-line basis second generation net rent per square foot (6)				10.4%				20.2%
Increase in cash-basis second generation net rent per square foot (7)				0.8%				5.8%

(1)	Comprised of total square feet leased, unadjusted for ownership share and excluding apartment leasing.
(2)	Adjusted for leases approximately one year or less, along with leases for retail, amenity, storage, and intercompany space.
(3)	Weighted average of net leased square feet. Excludes percentage rent leases.
(4)	Straight-line net rent per square foot (operating expense reimbursements deducted from gross leases) over the lease term, prior to any deductions for leasing costs.
(5)	Excludes leases executed for spaces that were vacant upon acquisition, new leases in development properties, percentage rent leases, and leases for spaces that have been vacant for one year or more.
(6)	Increase in second generation straight-line basis net annualized rent on a weighted average basis.
(7)
Increase in second generation net cash rent at the end of the term paid by the prior tenant compared to net cash rent at the beginning of the term (after any free rent period) paid by the current tenant on a weighted average basis. For early renewals, the increase in net cash rent at the end of the term of the original lease is compared to net cash rent at the beginning of the extended term of the lease. Net cash rent is net of any recovery of operating expenses but prior to any deductions for leasing costs.

OFFICE LEASING ACTIVITY

Cousins Properties	20	Q4 2023 Supplemental Information
Lease Expirations by Year (1)

Year of Expiration	Square Feet Expiring	% of Leased Space	Annual Contractual Rent ($ in thousands) (2)	% of Annual Contractual Rent	Annual Contractual Rent/Sq. Ft.

2024	840,324	5.2%	$36,158	4.3%	$43.03
2025	1,496,330	9.3%	67,847	8.0%	45.34
2026	1,279,164	7.9%	59,697	7.1%	46.67
2027	1,701,666	10.5%	78,010	9.2%	45.84
2028	1,659,725	10.3%	85,221	10.1%	51.35
2029	1,750,273	10.8%	91,173	10.8%	52.09
2030	1,299,773	8.0%	66,433	7.9%	51.11
2031	1,485,103	9.2%	89,137	10.5%	60.02
2032	1,826,243	11.3%	106,127	12.6%	58.11
2033 & Thereafter	2,820,642	17.5%	165,276	19.5%	58.60

Total	16,159,243	100.0%	$845,079	100.0%	$52.30

(1) Company's share of leases expiring after December 31, 2023. Expiring square footage for which new leases have been executed is reflected based on the expiration date of the new lease.
(2) Annual Contractual Rent is the estimated rent in the year of expiration. It includes the minimum base rent and an estimate of the tenant's share of operating expenses, if applicable, as defined in the respective leases.

OFFICE LEASE EXPIRATIONS

Cousins Properties	21	Q4 2023 Supplemental Information

	Tenant (1)	Number of Properties Occupied	Number of Markets Occupied	Company's Share of Square Footage	Company's Share of Annualized Rent ($ in thousands) (2)	Percentage of Company's Share of Annualized Rent	Weighted Average Remaining Lease Term (Years)
1	Amazon	5	3	1,107,805	$59,942	8.1%	5.2
2	NCR VOYIX	2	2	815,634	40,595	5.5%	9.4
3	Pioneer Natural Resources	2	1	359,660	25,868	3.5%	7.7
4	Meta Platforms	1	1	319,863	19,481	2.6%	7.6
5	Expedia	1	1	315,882	17,926	2.4%	7.3
6	Bank of America	2	2	347,139	12,648	1.7%	2.0
7	Apache	1	1	210,012	9,760	1.3%	14.6
8	Wells Fargo	5	3	198,507	9,153	1.2%	5.1
9	Ovintiv USA	1	1	318,582	8,313	1.1%	3.5
10	WeWork (3)	4	2	169,050	8,058	1.1%	9.8
11	ADP	1	1	225,000	7,668	1.0%	4.3
12	Westrock Shared Services	1	1	205,185	7,487	1.0%	6.3
13	Regus Equity Business Centers	5	4	145,119	7,393	1.0%	4.9
14	BlackRock	1	1	131,656	7,065	1.0%	12.4
15	Workrise Technologies	1	1	93,210	6,712	1.0%	4.6
16	Amgen	1	1	163,169	6,607	1.0%	4.8
17	Samsung Engineering America	1	1	133,860	6,482	0.9%	2.9
18	McKinsey & Company	2	2	130,513	6,357	0.9%	8.9
19	Time Warner Cable	4	2	120,140	6,048	0.8%	2.0
20	Visa U.S.A.	1	1	122,764	5,864	0.8%	9.8
	Total			5,632,750	$279,427	37.9%	6.6

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Rent represents the annualized cash rent including the tenant's share of estimated operating expenses, if applicable, paid by the tenant as of December 31, 2023. If the tenant is in a free rent period as of December 31, 2023, Annualized Rent represents the annualized contractual rent the tenant will pay in the first month it is required to pay full cash rent.

(3)
Additional information regarding leases with this tenant can be found in note 13 to the consolidated financial statements included in our
Annual Report for the year ended December 31, 2023, on Form 10-K filed on February 7, 2024.

Note:	This schedule includes leases that have commenced. Leases that have been signed but have not commenced are excluded.

TOP 20 OFFICE TENANTS

Cousins Properties	22	Q4 2023 Supplemental Information

Percentage of Company's Share of Annualized Rent (1)

Technology 27.0%
Financial 15.5%
Professional Services 10.2%
Legal 8.5%
Consumer Goods & Services 8.0%
Energy 7.3%
Real Estate 6.0%
Health Care 5.9%
Insurance 3.5%
Other 3.1%
Marketing/Media/Telecom 3.1%
Construction/Design 1.9%

(1) Annualized Rent represents the annualized cash rent including the tenant's share of estimated operating expenses, if applicable, paid by the tenant as of
December 31, 2023. If the tenant is in a free rent period as of December 31, 2023, Annualized Rent represents the annualized contractual rent the tenant will pay in the first month the tenant is required to pay full rent.
Note: Management uses SIC codes when available, along with judgment, to determine tenant industry classification. This schedule includes leases that have commenced. Leases that have been signed but have not commenced are excluded.

TENANT INDUSTRY DIVERSIFICATION

Cousins Properties	23	Q4 2023 Supplemental Information
Completed Operating Property Acquisitions

Property	Type	Market	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands) (1)

2022
Avalon (2)	Office	Atlanta	100%	2Q	480,000	$43,400

2021
725 Ponce	Office	Atlanta	100%	3Q	372,000	300,200
Heights Union	Office	Tampa	100%	4Q	294,000	144,800

2020
The RailYard	Office	Charlotte	100%	4Q	329,000	201,300

2019
Promenade Central	Office	Atlanta	100%	1Q	370,000	82,000
TIER REIT, Inc.	Office	Various	Various	2Q	5,799,000	(3)
Terminus (4)	Office	Atlanta	100%	4Q	1,226,000	246,000

					8,870,000	$1,017,700
Completed Property Developments

Project	Type	Market	Company's Ownership Interest	Timing (5)	Square Feet	Total Project Cost ($ in thousands) (1)

2022
300 Colorado	Office	Austin	100%	1Q	369,000	$193,000
100 Mill	Office	Phoenix	90%	4Q	288,000	156,000

2021
10000 Avalon	Office	Atlanta	90%	1Q	251,000	96,000
120 West Trinity	Mixed	Atlanta	20%	2Q	353,000	89,000
Domain 10	Office	Austin	100%	3Q	300,000	111,000

2020
Domain 12	Office	Austin	100%	4Q	320,000	117,000

2019
Dimensional Place	Office	Charlotte	50%	1Q	281,000	96,000

2018
Spring & 8th	Office	Atlanta	100%	1Q/4Q	765,000	336,000

					2,927,000	$1,194,000
(1) Except as otherwise noted, amounts represent total purchase prices, total project costs paid by the Company and, where applicable, its joint venture partner.
(2) Purchased outside interest of 10% in HICO Avalon LLC and HICO Avalon II LLC for $43 million in a transaction that valued the properties at $302 million.
(3) Properties acquired in the merger with TIER REIT, Inc.
(4) Purchased outside interest of 50% in Terminus Office Holdings, LLC for $246 million before reductions for existing mortgage debt.
(5) Represents timing of stabilization.
Continued on next page

INVESTMENT ACTIVITY

Cousins Properties	24	Q4 2023 Supplemental Information
Completed Operating Property Dispositions

Property	Type	Market	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2022
Carolina Square	Mixed	Charlotte	50%	3Q	468,000	$105,000	(1)
2021
Burnett Plaza	Office	Fort Worth	100%	2Q	1,023,000	137,500
One South at the Plaza	Office	Charlotte	100%	3Q	891,000	271,500
Dimensional Place	Office	Charlotte	50%	3Q	281,000	60,800	(1)
816 Congress	Office	Austin	100%	4Q	435,000	174,000

2020
Hearst Tower	Office	Charlotte	100%	1Q	966,000	455,500
Gateway Village	Office	Charlotte	50%	1Q	1,061,000	52,200	(1)
Woodcrest	Office	Cherry Hill	100%	1Q	386,000	25,300

					5,511,000	$1,281,800
(1) Amount represents proceeds, before debt and other adjustments, received by the Company for the sale of its unconsolidated interest in the joint venture to its partner.

INVESTMENT ACTIVITY

Cousins Properties	25	Q4 2023 Supplemental Information

Project	Type	Market	Company's Ownership Interest	Construction Start Date	Square Feet/Units	Estimated Project Cost (1) (2) ($ in thousands)	Company's Share of Estimated Project Cost (2) ($ in thousands)	Project Cost Incurred to Date (2) ($ in thousands)	Company's Share of Project Cost Incurred to Date (2) ($ in thousands)	Percent Leased	Initial Occupancy (3)	Estimated Stabilization (4)

Neuhoff (5)	Mixed	Nashville	50%	3Q21		$563,000	$281,500	$472,531	$236,266
Office and Retail					448,000					22%	4Q23	4Q25
Apartments					542					—%	2Q24	2Q26
Domain 9	Office	Austin	100%	2Q21	338,000	147,000	147,000	122,524	122,524	98%	1Q24	3Q25

Total						$710,000	$428,500	$595,055	$358,790

(1)
This schedule shows projects currently under active development through the substantial completion of construction as well as properties in an initial lease up period prior to stabilization.
Amounts included in the estimated project cost column are the estimated costs of the project, including direct financing costs, as of project commencement. Significant estimation is required to derive these costs, and the final costs may differ from these estimates.

(2)
Estimated and incurred project costs are construction costs plus financing costs on project-specific debt. Neuhoff has a project-specific construction loan (see footnote 5). The above schedule excludes any financing cost assumptions for projects without project-specific debt and any other incremental capitalized costs required by GAAP.

(3)
Initial occupancy represents the quarter within which the Company first recognized, or estimates it will begin recognizing, revenue under GAAP. The Company capitalizes interest, real estate taxes, and certain operating expenses on the unoccupied portion of office and retail properties, which have ongoing construction of tenant improvements, until the earlier of (1) the date on which the project achieves 90% economic occupancy or (2) one year from cessation of major construction activity. For residential project construction, the Company continues to capitalize interest, real estate taxes, and certain operating expenses until cessation of major construction activity.

(4)	Reflects the estimated quarter of economic stabilization for each project.
(5)
The Neuhoff estimated project cost will be funded with a combination of $250.6 million of equity contributed by the joint venture partners and a $312.7 million construction loan. The estimated project cost, as of project commencement, includes approximately $66 million of site and associated infrastructure work related to a future phase.

DEVELOPMENT PIPELINE (1)

Cousins Properties	26	Q4 2023 Supplemental Information

	Market	Company's Ownership Interest	Financial Statement Presentation	Total Developable Land (Acres)	Cost Basis of Land ($ in thousands)

3354/3356 Peachtree	Atlanta	95%	Consolidated	3.2
715 Ponce	Atlanta	50%	Unconsolidated	1.0
887 West Peachtree (1)	Atlanta	100%	Consolidated	1.6
Domain Point 3	Austin	90%	Consolidated	1.7
Domain Central	Austin	100%	Consolidated	5.6
South End Station	Charlotte	100%	Consolidated	3.4
303 Tremont	Charlotte	100%	Consolidated	2.4
Legacy Union 2 & 3	Dallas	95%	Consolidated	4.0
Corporate Center 5 & 6 (2)	Tampa	100%	Consolidated	14.1
Total				37.0	$162,812
					159351
Company's Share				36.0	$156,008

(1)	Includes a ground lease with future obligation to purchase.
(2)	Corporate Center 5 is controlled through a long-term ground lease.

LAND INVENTORY

Cousins Properties	27	Q4 2023 Supplemental Information

Company's Share of Debt Maturities and Principal Payments
($ in thousands)
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date (2)	2024	2025	2026	2027	2028	Thereafter	Total Principal	Deferred Loan Costs	Total

Consolidated Debt - Floating Rate
Term Loan, Unsecured (Adjusted SOFR + 1.05% to 1.65%) (3)	100%	6.46%	3/3/27	$—	$—	$—	$200,000	$—	$—	$200,000	$(614)	$199,386
Credit Facility, Unsecured (Adjusted SOFR + 0.90% to 1.40%) (4)	100%	6.31%	4/30/27	—	—	—	185,100	—	—	185,100	—	185,100
Total Consolidated Floating Rate Debt				—	—	—	385,100	—	—	385,100	(614)	384,486

Consolidated Debt - Fixed Rate
Term Loan, Unsecured (5)	100%	5.38%	8/20/26	—	—	350,000	—	—	—	350,000	(374)	349,626
Senior Note, Unsecured	100%	3.95%	7/6/29	—	—	—	—	—	275,000	275,000	(617)	274,383
Senior Note, Unsecured	100%	3.91%	7/6/25	—	250,000	—	—	—	—	250,000	(275)	249,725
Senior Note, Unsecured	100%	3.86%	7/6/28	—	—	—	—	250,000	—	250,000	(509)	249,491
Terminus (6)	100%	6.34%	1/15/31	—	—	—	—	—	221,000	221,000	(313)	220,687
Term Loan, Unsecured (3)	100%	5.45%	3/3/27	—	—	—	200,000	—	—	200,000	(639)	199,361
Fifth Third Center	100%	3.37%	10/1/26	3,746	3,874	118,928	—	—	—	126,548	(179)	126,369
Senior Note, Unsecured	100%	3.78%	7/6/27	—	—	—	125,000	—	—	125,000	(222)	124,778
Colorado Tower	100%	3.45%	9/1/26	2,783	2,880	101,199	—	—	—	106,862	(257)	106,605
Senior Note, Unsecured	100%	4.09%	7/6/27	—	—	—	100,000	—	—	100,000	(180)	99,820
Domain 10	100%	3.75%	11/1/24	72,558	—	—	—	—	—	72,558	(262)	72,296
Total Consolidated Fixed Rate Debt				79,087	256,754	570,127	425,000	250,000	496,000	2,076,968	(3,827)	2,073,141

Total Consolidated Debt				79,087	256,754	570,127	810,100	250,000	496,000	2,462,068	(4,441)	2,457,627

Unconsolidated Debt - Floating Rate
Neuhoff (SOFR + 3.45%) (7)	50%	8.81%	9/30/26	—	—	110,968	—	—	—	110,968	(1,078)	109,890
Total Unconsolidated Floating Rate Debt				—	—	110,968	—	—	—	110,968	(1,078)	109,890
									.
Unconsolidated Debt - Fixed Rate
Medical Offices at Emory Hospital	50%	4.80%	6/1/32	—	—	—	—	—	41,500	41,500	(342)	41,158
Total Unconsolidated Fixed Rate Debt				—	—	—	—	—	41,500	41,500	(342)	41,158

Total Unconsolidated Debt				—	—	110,968	—	—	41,500	152,468	(1,420)	151,048

Total Debt				$79,087	$256,754	$681,095	$810,100	$250,000	$537,500	$2,614,536	$(5,861)	$2,608,675

Total Maturities (8)				$70,865	$250,000	$676,126	$810,100	$250,000	$537,500	$2,594,592
% of Maturities				3%	10%	26%	31%	10%	20%	100%
Continued on next page

DEBT SCHEDULE (1)

Cousins Properties	28	Q4 2023 Supplemental Information
Continued on next page

DEBT SCHEDULE (1)

Cousins Properties	29	Q4 2023 Supplemental Information
Mortgages
$215
Unsecured
Senior Note
Credit
Facility
$185
Unsecured
Senior Note
Mortgages
Mortgage
Term Loan
$350
Mortgage
$71
Unsecured
Senior Notes
$225
Mortgage
Unsecured
Senior
Note
Construction
Loan
$111
Term Loan
$350
Term
Loan
$400
Floating and Fixed Rate Debt Analysis

	Total Principal ($ in thousands)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Years) (2) (7)
Floating Rate Debt	$496,068	19%	6.93%	3.1
Fixed Rate Debt	2,118,468	81%	4.51%	3.8
Total Debt	$2,614,536	100%	4.98%	3.6

(1)	All amounts are presented at Company share.
(2)	Maturity dates shown assume the Company exercises all available extension options. Without the extensions noted below, our weighted average maturity would be 3.0 years.
(3)
As of December 31, 2023, the spread over Adjusted SOFR (SOFR + 0.10%) under the Term Loan was 1.05%. The original maturity date is March 3, 2025 with four consecutive options to extend the maturity date for an additional six months each. In the second quarter of 2023, the Company entered into a floating-to-fixed interest rate swap with respect to $200 million of the $400 million Term Loan through the original maturity date, effectively fixing the underlying SOFR rate at 4.298%.
Subsequent to year end, the Company entered into a floating-to-fixed interest rate swap with respect to the remaining $200 million of the $400 million Term Loan through the original maturity date, effectively fixing the underlying SOFR rate at 4.6675%.

(4)
As of December 31, 2023, the Company had $185.1 million drawn under the Credit Facility and had the ability to borrow the remaining $814.9 million. The spread over
Adjusted SOFR (SOFR + 0.10%) under the Credit Facility at December 31, 2023 was 0.90%.

(5)
The Company has four consecutive options to extend the maturity date of this term loan for an additional 180 days each. In the third quarter of 2022, the Company entered into a floating-to-fixed interest rate swap through the original maturity date of August 30, 2024, effectively fixing the underlying SOFR rate at 4.234%. The spread over Adjusted SOFR (SOFR + 0.10%) at December 31, 2023 was 1.05%.

(6)	Represents $123.0 million and $98.0 million non-cross collateralized mortgages secured by the Terminus 100 and Terminus 200 buildings, respectively.
(7)
The Company's share of the total borrowing capacity of the construction loan is $156.4 million. The joint venture has a one option, subject to conditions, to extend the maturity date for an additional 12 months.

(8)	Maturities include principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

DEBT SCHEDULE (1)

Cousins Properties	30	Q4 2023 Supplemental Information

Joint Venture	Property	Cash Flows to Cousins (2)	Options

Consolidated:
HICO 100 Mill LLC	100 Mill	90% of cash flows until return of contributed capital to partners; portions of cash amounts received in excess of contributed capital are paid to our partner as a promote.	Cousins can trigger a sale process, subject to a right of first offer that can be exercised by partner.
TR Domain Point LLC	Domain Point	Preferred return on preferred equity contribution, then 96.5% of remaining cash flows.	Partner has put option under various circumstances.

Unconsolidated:
AMCO 120 WT Holdings LLC	120 West Trinity	20% of cash flows.	Cousins or partner can trigger a buyout upon which Cousins would receive the office component, and partner would receive the multifamily component, with a net settlement at a then agreed upon value.
Crawford Long-CPI, LLC	Medical Offices at Emory Hospital	50% of cash flows.	Cousins can put its interest to partner, or partner can call Cousins' interest, at a value determined by appraisal.
Neuhoff Holdings LLC	Neuhoff	50% of cash flows until return of contributed capital to partners; portions of cash amounts received in excess of contributed capital to equity partners are paid to development partner as a promote.	Cousins or its equity partner can trigger a sale process, subject to a right of first offer that can be exercised by the non-triggering party.

(1)	This schedule only contains information related to joint ventures that hold an ownership interest in operating assets or projects under active development.
(2)
Each respective joint venture agreement may contain additional terms that affect the distribution of operating cash flows and capital transaction proceeds that are not yet effective, including the distribution of promoted interest.

JOINT VENTURE INFORMATION (1)

Cousins Properties	31	Q4 2023 Supplemental Information

($ in thousands, except per share amounts)
	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022	2023 1st	2023 2nd	2023 3rd	2023 4th	2023

FFO and EBITDAre
Net income available to common stockholders	$278,586	$27,984	$34,052	$80,639	$24,118	$166,793	$22,196	$22,621	$19,361	$18,785	$82,963
Depreciation and amortization of real estate assets:
Consolidated properties	287,469	70,589	69,703	78,978	75,759	295,029	75,662	80,158	79,379	79,250	314,449
Share of unconsolidated joint ventures	9,674	1,124	1,111	1,189	503	3,927	479	476	485	491	1,931
Partners' share of real estate depreciation	(929)	(223)	(153)	(182)	(236)	(794)	(249)	(307)	(257)	(257)	(1,070)
Loss (gain) on depreciated property transactions:
Consolidated properties	(152,611)	69	(28)	20	(52)	9	2	—	—	—	2
Share of unconsolidated joint ventures	39	(124)	40	—	3	(81)	—	—	—	—	—
Sale of investments in unconsolidated joint ventures	(13,083)	—	—	(56,260)	(7)	(56,267)	—	—	—	—	—
Non-controlling interest related to unitholders	56	6	6	26	105	143	4	3	4	3	14
FFO (1)	409,201	99,425	104,731	104,410	100,193	408,759	98,094	102,951	98,972	98,272	398,289
Interest Expense	69,938	16,142	17,238	19,390	22,369	75,139	25,310	26,334	27,516	27,979	107,139
Non-Real Estate Depreciation and Amortization	623	155	158	138	107	558	108	111	113	116	448
EBITDAre (1)	479,762	115,722	122,127	123,938	122,669	484,456	123,512	129,396	126,601	126,367	505,876
FFO and Net Operating Income from Unconsolidated Joint Ventures
Income from Unconsolidated Joint Ventures	6,801	1,124	5,280	634	662	7,700	673	753	582	291	2,299
Depreciation and Amortization of Real Estate	9,674	1,124	1,111	1,189	503	3,927	479	476	485	491	1,931
Loss (gain) on sale of depreciated investment properties, net	39	(124)	40	—	3	(81)	—	—	—	—	—
FFO - Unconsolidated Joint Ventures	16,514	2,124	6,431	1,823	1,168	11,546	1,152	1,229	1,067	782	4,230
Loss (gain) on sale of undepreciated property	—	—	(4,500)	22	—	(4,478)	—	—	—	—	—
Interest Expense	2,911	617	689	1,010	287	2,603	280	362	508	526	1,676
Other Expense	46	11	16	19	24	70	14	6	24	14	58
Termination Fee Income	(81)	—	—	—	—	—	—	—	—	—	—
Other Income	(167)	(33)	(94)	(55)	(35)	(217)	(37)	(38)	(35)	(30)	(140)
Net Operating Income - Unconsolidated Joint Ventures	19,223	2,719	2,542	2,819	1,444	9,524	1,409	1,559	1,564	1,292	5,824

Market Capitalization
Common Stock Price Per Share at Period End	$40.28	$40.29	$29.23	$23.35	$25.29	$25.29	$21.38	$22.80	$20.37	$24.35	$24.35
Number of Common Stock/Units Outstanding at Period End	148,713	148,788	151,465	151,459	151,482	151,482	151,718	151,774	151,774	151,824	151,824
Equity Market Capitalization	5,990,160	5,994,669	4,427,322	3,536,568	3,830,980	3,830,980	3,243,731	3,460,447	3,091,636	3,696,914	3,696,914

Consolidated Debt	2,237,509	2,349,484	2,305,637	2,295,989	2,334,606	2,334,606	2,448,942	2,423,761	2,418,403	2,457,627	2,457,627
Share of Unconsolidated Debt	112,805	112,713	119,702	76,942	89,398	89,398	96,014	124,312	141,468	151,048	151,048
Debt (1)	2,350,314	2,462,197	2,425,339	2,372,931	2,424,004	2,424,004	2,544,956	2,548,073	2,559,871	2,608,675	2,608,675

Total Market Capitalization	8,340,474	8,456,866	6,852,661	5,909,499	6,254,984	6,254,984	5,788,687	6,008,520	5,651,507	6,305,589	6,305,589
Continued on next page

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

Cousins Properties	32	Q4 2023 Supplemental Information

($ in thousands, except per share amounts)
	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022	2023 1st	2023 2nd	2023 3rd	2023 4th	2023

Credit Ratios
Debt (1)	2,350,314	2,462,197	2,425,339	2,372,931	2,424,004	2,424,004	2,544,956	2,548,073	2,559,871	2,608,675	2,608,675
Less: Cash and Cash Equivalents	(8,937)	(7,000)	(4,057)	(5,507)	(5,145)	(5,145)	(3,585)	(8,031)	(6,926)	(6,047)	(6,047)
Less: Share of Unconsolidated Cash and Cash Equivalents (1)	(4,285)	(9,217)	(13,110)	(10,894)	(1,721)	(1,721)	(8,905)	(7,789)	(8,269)	(2,042)	(2,042)
Net Debt (1)	2,337,092	2,445,980	2,408,172	2,356,530	2,417,138	2,417,138	2,532,466	2,532,253	2,544,676	2,600,586	2,600,586
Total Market Capitalization	8,340,474	8,456,866	6,852,661	5,909,499	6,254,984	6,254,984	5,788,687	6,008,520	5,651,507	6,305,589	6,305,589
Net Debt / Total Market Capitalization	28.0%	28.9%	35.1%	39.9%	38.6%	38.6%	43.7%	42.1%	45.0%	41.2%	41.2%

Total Assets - Consolidated	7,312,034	7,360,095	7,380,124	7,496,072	7,537,016	7,537,016	7,582,970	7,595,785	7,585,309	7,634,474	7,634,474
Accumulated Depreciation - Consolidated	1,065,047	1,110,315	1,158,044	1,218,996	1,261,752	1,261,752	1,314,000	1,381,054	1,443,382	1,518,572	1,518,572
Undepreciated Assets - Unconsolidated (1)	204,423	221,851	257,685	204,033	209,636	209,636	240,386	257,697	272,556	289,202	289,202
Less: Investment in Unconsolidated Joint Ventures	(77,811)	(93,307)	(103,215)	(106,389)	(112,839)	(112,839)	(136,721)	(138,992)	(141,250)	(143,831)	(143,831)
Total Undepreciated Assets (1)	8,503,693	8,598,954	8,692,638	8,812,712	8,895,565	8,895,565	9,000,635	9,095,544	9,159,997	9,298,417	9,298,417
Net Debt (1)	2,337,092	2,445,980	2,408,172	2,356,530	2,417,138	2,417,138	2,532,466	2,532,253	2,544,676	2,600,586	2,600,586
Net Debt / Total Undepreciated Assets (1)	27.5%	28.4%	27.7%	26.7%	27.2%	27.2%	28.1%	27.8%	27.8%	28.0%	28.0%

Coverage Ratios (1)
Interest Expense	69,938	16,142	17,238	19,390	22,369	75,139	25,310	26,334	27,516	27,979	107,139
Scheduled Principal Payments	18,131	4,675	4,719	4,764	3,616	17,774	2,272	2,214	2,077	2,095	8,658
Fixed Charges	88,069	20,817	21,957	24,154	25,985	92,913	27,582	28,548	29,593	30,074	115,797
EBITDAre	479,762	115,722	122,127	123,938	122,669	484,456	123,512	129,396	126,601	126,367	505,876
Fixed Charges Coverage Ratio (EBITDAre) (1)	5.45	5.56	5.56	5.13	4.72	5.21	4.48	4.53	4.28	4.20	4.37

Net Debt	2,337,092	2,445,980	2,408,172	2,356,530	2,417,138	2,417,138	2,532,466	2,532,253	2,544,676	2,600,586	2,600,586
Annualized EBITDAre (2)	480,476	462,888	488,508	495,752	490,676	490,676	494,048	517,584	506,404	505,468	505,468
Net Debt / Annualized EBITDAre	4.86	5.28	4.93	4.75	4.93	4.93	5.13	4.89	5.02	5.14	5.14

Dividend Information
Common Dividends	185,176	48,447	48,523	48,398	48,525	193,893	48,598	48,650	48,650	48,350	194,248
FFO	409,201	99,425	104,731	104,410	100,193	408,759	98,094	102,951	98,972	98,272	398,289
FFO Payout Ratio	45.3%	48.7%	46.3%	46.4%	48.4%	47.4%	49.5%	47.3%	49.2%	49.2%	48.8%
Continued on next page

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

Cousins Properties	33	Q4 2023 Supplemental Information

($ in thousands, except per share amounts)
	2021	2022 1st	2022 2nd	2022 3rd	2022 4th	2022	2023 1st	2023 2nd	2023 3rd	2023 4th	2023

Net income available to common stockholders	$278,586	$27,984	$34,052	$80,639	$24,118	$166,793	$22,196	$22,621	$19,361	$18,785	$82,963
Depreciation and amortization of real estate assets	296,214	71,490	70,661	79,985	76,026	298,162	75,892	80,327	79,607	79,484	315,310
Loss (gain) on depreciated property transactions	(165,655)	(55)	12	(56,240)	(56)	(56,339)	2	—	—	—	2
Non-controlling interest related to unitholders	56	6	6	26	105	143	4	3	4	3	14
FFO (1)	409,201	99,425	104,731	104,410	100,193	408,759	98,094	102,951	98,972	98,272	398,289
Amortization of Deferred Financing Costs	3,063	973	923	818	683	3,397	1,030	1,044	1,050	1,051	4,175
Non-Cash Stock-Based Compensation	7,005	2,748	2,448	2,299	2,564	10,059	3,512	2,770	2,817	2,801	11,900
Non-Real Estate Depreciation and Amortization	623	155	158	138	107	558	108	111	113	116	448
Lease Inducement Amortization	3,434	351	375	440	463	1,629	492	1,991	607	472	3,562
Straight-Line Rent Ground Leases	449	124	121	121	125	491	126	125	125	105	481
Above and Below Market Ground Rent	159	92	82	82	83	339	82	82	82	82	328
Debt Premium Amortization	(3,664)	(916)	(998)	(998)	(1,001)	(3,913)	—	—	—	—	—
Deferred Income - Tenant Improvements	(9,430)	(633)	(611)	(3,139)	(3,022)	(7,405)	(3,609)	(5,772)	(4,779)	(5,116)	(19,276)
Above and Below Market Rents, Net	(10,762)	(1,771)	(1,669)	(1,538)	(1,466)	(6,444)	(1,559)	(2,525)	(1,371)	(1,421)	(6,876)
Second Generation Capital Expenditures (CAPEX)	(81,642)	(21,280)	(24,324)	(26,636)	(27,261)	(99,501)	(15,467)	(29,317)	(20,224)	(31,900)	(96,908)
Straight-Line Rental Revenue	(24,821)	(5,501)	(6,378)	(8,966)	(8,108)	(28,953)	(8,431)	(3,703)	(7,508)	(5,858)	(25,500)
Loss (Gain) on Sales of Undepreciated Investment Properties	64	—	(4,500)	22	—	(4,478)	—	—	(507)	1	(506)
FAD (1)	293,679	73,767	70,358	67,053	63,360	274,538	74,378	67,757	69,377	58,605	270,117
Weighted Average Shares - Diluted	148,891	149,002	149,142	151,695	151,835	150,419	151,880	152,126	152,048	152,105	152,040
FAD per share	$1.97	$0.50	$0.47	$0.44	$0.42	$1.83	$0.49	$0.45	$0.46	$0.39	$1.79
Common Dividends	185,176	48,447	48,523	48,398	48,525	193,893	48,598	48,650	48,650	48,350	194,248
Common Dividends per share	$1.24	$0.32	$0.32	$0.32	$0.32	$1.28	$0.32	$0.32	$0.32	$0.32	$1.28
FAD Payout Ratio	63.1%	65.7%	69.0%	72.2%	76.6%	70.6%	65.3%	71.8%	70.1%	82.5%	71.9%

Operations Ratio
Total Undepreciated Assets (1)	8,503,693	8,598,954	8,692,638	8,812,712	8,895,565	8,895,565	9,000,635	9,095,544	9,159,997	9,298,417	9,298,417
General and Administrative Expenses	29,321	8,063	6,996	6,498	6,762	28,319	8,438	8,021	8,336	7,536	32,331
Annualized General and Administrative Expenses (2) / Total Undepreciated Assets	0.34%	0.38%	0.32%	0.29%	0.30%	0.30%	0.37%	0.35%	0.36%	0.32%	0.32%

2nd Generation CAPEX
Second Generation Leasing Related Costs	58,908	13,898	20,524	19,136	14,771	68,329	11,182	22,640	10,810	26,198	70,830
Second Generation Building Improvements	22,734	7,382	3,800	7,500	12,490	31,172	4,285	6,677	9,414	5,702	26,078
	81,642	21,280	24,324	26,636	27,261	99,501	15,467	29,317	20,224	31,900	96,908

(1)  Includes the Company's share of unconsolidated joint ventures. These amounts are derived from the amounts in the categories indicated that are recorded at the joint venture multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures but believes that including these amounts in the categories indicated is meaningful to investors and analysts.

(2) Amounts represent most recent quarter annualized.
Note: Amounts may differ slightly from other schedules contained herein due to rounding.

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

Cousins Properties	34	Q4 2023 Supplemental Information
FUNDS FROM OPERATIONS

	($ in thousands, except per share amounts)
	Three Months Ended December 31,
	2023			2022
	Dollars	Weighted Average Common Shares	Per Share Amount	Dollars	Weighted Average Common Shares	Per Share Amount
Net Income Available to Common Stockholders	$18,785	151,783	$0.12	$24,118	151,442	$0.16
Noncontrolling interest related to unitholders	3	25	—	105	25	—
Conversion of unvested restricted stock units	—	297	—	—	368	—

Net Income — Diluted	18,788	152,105	0.12	24,223	151,835	0.16
Depreciation and amortization of real estate assets:
Consolidated properties	79,250	—	0.53	75,759	—	0.50
Share of unconsolidated joint ventures	491	—	—	503	—	—
Partners' share of real estate depreciation	(257)	—	—	(236)	—	—
Loss (gain) on depreciated property transactions:
Consolidated properties	—	—	—	(52)	—	—
Share of unconsolidated joint ventures	—	—	—	3	—	—
Investments in unconsolidated joint ventures	—	—	—	(7)	—	—
Funds From Operations	$98,272	152,105	$0.65	$100,193	151,835	$0.66

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

Cousins Properties	35	Q4 2023 Supplemental Information

	($ in thousands, except per share amounts)
	Year Ended December 31,
	2023			2022
	Dollars	Weighted Average Common Shares	Per Share Amount	Dollars	Weighted Average Common Shares	Per Share Amount
Net Income Available to Common Stockholders	$82,963	151,714	$0.55	$166,793	150,113	$1.11
Noncontrolling interest related to unitholders	14	25	—	143	25	—
Conversion of unvested restricted stock units	—	301	—	—	281	—

Net Income — Diluted	82,977	152,040	0.55	166,936	150,419	1.11
Depreciation and amortization of real estate assets:
Consolidated properties	314,449	—	2.07	295,029	—	1.96
Share of unconsolidated joint ventures	1,931	—	0.01	3,927	—	0.03
Partners' share of real estate depreciation	(1,070)	—	(0.01)	(794)	—	(0.01)
Loss (gain) on depreciated property transactions:
Consolidated properties	2	—	—	9	—	—
Share of unconsolidated joint ventures	—	—	—	(81)	—	—
Investments in unconsolidated joint ventures	—	—	—	(56,267)	—	(0.37)
Funds From Operations	$398,289	152,040	$2.62	$408,759	150,419	$2.72
The tables above show FFO and the related reconciliation from Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries.
See page 39 for definition of FFO.

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

Cousins Properties	36	Q4 2023 Supplemental Information

	($ in thousands)		($ in thousands)
	Three Months Ended		Year Ended
Net Operating Income	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Net income	$18,892	$24,349	$83,816	$167,445
Net operating income from unconsolidated joint ventures	1,292	1,444	5,824	9,524
Fee income	(329)	(749)	(1,373)	(6,119)
Termination fee income	(366)	(311)	(7,343)	(2,464)
Other income	(61)	(138)	(2,454)	(2,660)
Reimbursed expenses	93	569	608	2,024
General and administrative expenses	7,536	6,762	32,331	28,319
Interest expense	27,453	22,083	105,463	72,537
Depreciation and amortization	79,366	75,866	314,897	295,587
Other expenses	644	1,257	2,128	2,134
Income from unconsolidated joint ventures	(291)	(662)	(2,299)	(7,700)
Gain on sale of investment in unconsolidated joint ventures	—	(7)	—	(56,267)
Loss (gain) on investment property transactions	1	(52)	(504)	9
Gain on extinguishment of debt	—	(269)	—	(169)
Net Operating Income	134,230	130,142	531,094	502,200
Less:
Partners' share of NOI from consolidated joint ventures	(395)	(422)	(1,705)	(1,529)
Cousins' share of NOI	$133,835	$129,720	$529,389	$500,671

Net Operating Income	$134,230	$130,142	$531,094	$502,200
Non-cash income	(12,111)	(12,561)	(50,200)	(42,927)
Non-cash expense	206	234	902	955
Cash-Basis Net Operating Income	$122,325	$117,815	$481,796	$460,228

Net Operating Income
Same Property	$125,771	$120,696	$494,692	$471,176
Non-Same Property	8,459	9,446	36,402	31,024
	$134,230	$130,142	$531,094	$502,200

Cash-Basis Net Operating Income
Same Property	$116,740	$112,837	$456,948	$438,626
Non-Same Property	5,585	4,978	24,848	21,602
	$122,325	$117,815	$481,796	$460,228

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

Cousins Properties	37	Q4 2023 Supplemental Information
RECONCILIATION OF 2024 PROJECTED NET INCOME AVAILABLE
TO COMMON STOCKHOLDERS TO 2024 PROJECTED FFO

	Full Year 2024 Guidance
	($ in thousands, except per share amounts)
	Low		High
	Dollars	Per Share Amount (1)	Dollars	Per Share Amount (1)
Net Income Available to Common Stockholders and Net Income	$66,199	$0.43	$81,447	$0.53
Add: Noncontrolling interest related to unitholders	15	—	15	—

Net Income	66,214	0.43	81,462	0.53
Add: Depreciation and amortization of real estate assets	325,652	2.14	325,652	2.14
Funds From Operations	$391,866	$2.57	$407,114	$2.67

(1) Calculated based on projected weighted average shares outstanding of 152.5 million.
R3 Weight Average Shares	152,477

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

Cousins Properties	38	Q4 2023 Supplemental Information
The Company uses non-GAAP financial measures in its filings and other public disclosures. The following lists non-GAAP financial measures that the Company commonly uses, a description for each measure, the reasons that management believes the measure is useful to investors and, if material, additional uses of the measure by management of the Company.
“Cash-Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDAre” is a supplemental operating performance measure used in the real estate industry. The Company calculates EBITDAre in accordance with the Nareit definition, which is net income (loss) available to common stockholders (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, losses (gains) on the disposition of depreciated property, and impairment. All additions include the Company's share of unconsolidated joint ventures. Management believes that EBITDAre provides analysts and investors with uniform and appropriate information to use in various ratios that evaluate the
Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of non-cash items and transaction costs and include deductions for second generation Capital Expenditures ("CAPEX"). Management believes that FAD provides analysts and investors with information that assists in the comparability of the
Company's dividend policy with other real estate companies.
“Funds From Operations” (“FFO”) is a supplemental operating performance measure used  in  the real estate industry. The Company calculates FFO in accordance with the Nareit definition: net income (loss) available to common  stockholders
(computed in accordance  with GAAP), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, Nareit created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from
GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“Net Debt” represents the Company's consolidated debt plus the Company's share of unconsolidated debt, less consolidated cash and cash equivalents and our share of unconsolidated cash and cash equivalents. The Company believes excluding cash and cash equivalents from total debt provides an estimate of the net contractual amount of borrowed capital to be repaid, which it believes is a beneficial disclosure to investors and analysts.
“Net Operating Income” ("NOI") is used by industry analysts, investors and
Company management to measure operating performance of the Company's properties. NOI, which is rental property revenues (excluding termination fee income)
less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation, amortization, gains or losses on sales of depreciated investment assets, and impairment are also excluded from NOI for the reasons described under FFO.
“Same Property Net Operating Income” represents Net Operating Income or
Cash-Basis Net Operating Income for those office properties that were stabilized and owned by the Company for the entirety of all comparable reporting periods presented. Same Property Net Operating Income or Cash-Basis Same Property Net
Operating Income allows analysts, investors, and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.
“Second Generation Tenant Improvements and Leasing Costs and Building
CAPEX” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of
Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space in newly acquired buildings, leasing costs for spaces that have been vacant for one year or more, building improvements on newly acquired buildings that management identifies as necessary to bring the building to the Company's operational standards, and leasing costs and building improvements associated with properties identified as under redevelopment or repositioning. In addition, the Company excludes building improvements intended to attract tenants to increase revenues and/or occupancy rates.

NON-GAAP FINANCIAL MEASURES - DEFINITIONS

Cousins Properties	39	Q4 2023 Supplemental Information